UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007 (May 17, 2007)

ALTRUST FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-51298	63-0923450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 2nd Avenue S.W. , Cullman, Alabama	35055-4222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 737-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

At its annual meeting of shareholders held on May 17, 2007, Altrust Financial Services, Inc. (the “Company”) made a presentation to its shareholders (the “Presentation”) consisting of the script attached hereto as Exhibit 99.1 and the slides attached hereto as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated herein by reference.

The Presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide projections of business plans, results of operations or financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of future plans and strategies. Forward-looking statements often contain words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “project” or other words of similar meaning. The Company’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited. All financial data for 2007 included herewith are projections that are forward-looking statements. Although it believes that the expectations reflected in forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statement. Factors that could cause actual results to differ from those expressed in the Company’s forward-looking statements include, but are not limited to:

•

Changes in economic and business conditions, including those caused by natural disasters or by acts of war or terrorism, that directly or indirectly affect the financial health of the Company’s customer base.

•	Changes in interest rates that affect the pricing and mix of our assets and liabilities, the demand for the Company’s financial services and the values of its financial assets and liabilities.

•

Changes in laws and regulations, as well as governmental monetary and fiscal policies, that significantly affect the activities of the banking industry and the industry’s competitive position relative to other financial service providers.

•

The effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally, and internationally, together with such competitors offering bank products and services by mail, telephone, computer and the Internet.

•

Uncertainties regarding the Company’s assumptions underlying the establishment of reserves for possible loan losses and potential changes in its markets and operations that could affect these assumptions in the future.

•	Technological changes affecting the nature or delivery, as well as the costs, of financial products and services and the costs to the Company of continuing technological change.

•

The Company’s ability to timely take advantage of opportunities it anticipates in its markets and competitors’ markets, including potential changes in the Company’s structure and uncertainties regarding its ability to identify, effect, staff and capitalize on potential growth opportunities and realize cost savings in connection with business acquisitions and other potential opportunities, including uncertainties as to new customers and businesses, and deposit and customer attrition following acquisition.

•	Uncertainties regarding the Company’s ability to develop and execute plans for it to effectively respond to changes in its business and markets, as well as its competitors, and to expand.

•

The Company’s ability to hire, and uncertainties regarding the costs of hiring, personnel with the requisite skills to develop, market and manage new lines of business, including residential mortgage and commercial and industrial lending, as well as personnel needed for geographic and product expansion.

•

The risks that geographic and product expansion will require additional capital, personnel and time commitments, and could adversely affect the Company’s core business, as well as its earnings and capital adequacy.

•

The past performance of the Company’s common stock may not be relied upon as an indicator of the common stock’s price or performance. The Company’s common stock is infrequently traded, and trading values may not reflect the market or intrinsic values of shares of such common stock. The value of the Company’s common stock is also affected by various factors beyond its control such as economic conditions, including interest rates, as well as stock market conditions (both international and domestic) generally, especially relating to the markets for stock of financial services firms.

•	The Company’s need to maintain capital to meet regulatory and other requirements.

For further information, please refer to the Company’s annual report on Form 10-K for the year ended December 31, 2006 (including the section “Risk Factors” included therein) and subsequent quarterly reports on Form 10-Q. The Company does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Number	Exhibit

99.1	Script for annual meeting of shareholders on May 17, 2007.

99.2	Slides for annual meeting of shareholders on May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRUST FINANCIAL SERVICES, INC.

By:	/s/ J. Robin Cummings
Name:	J. Robin Cummings
Title:	President and Chief Executive Officer

Date: May 22, 2007